UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2018

Date of reporting period:	September 30, 2018

Item 1. Schedule of Investments:

Putnam VT Global Utilities Fund

The fund's portfolio
9/30/18 (Unaudited)

COMMON STOCKS (98.7%)(a)
	Shares	Value

Electric utilities (62.3%)

American Electric Power Co., Inc.	59,094	$4,188,583

Chubu Electric Power Co., Inc. (Japan)	21,100	319,137

CK Infrastructure Holdings, Ltd. (Hong Kong)	86,000	681,114

CLP Holdings, Ltd. (Hong Kong)	45,500	532,689

Duke Energy Corp.	26,700	2,136,534

Edison International	31,494	2,131,514

Electricite De France SA (France)	12,047	211,556

Endesa SA (Spain)	45,328	979,409

Enel SpA (Italy)	406,979	2,084,772

Eversource Energy	33,600	2,064,384

Exelon Corp.	81,400	3,553,924

FirstEnergy Corp.	47,400	1,761,858

Fortum OYJ (Finland)	75,903	1,902,667

Iberdrola SA (Spain)	262,373	1,930,734

Kansai Electric Power Co., Inc. (The) (Japan)	58,800	886,502

Kyushu Electric Power Co., Inc. (Japan)	45,300	546,614

NextEra Energy, Inc.	35,400	5,933,040

Orsted A/S (Denmark)	4,817	327,213

PG&E Corp.	37,699	1,734,531

PPL Corp.	15,200	444,752

Southern Co. (The)	31,200	1,360,320

SSE PLC (United Kingdom)	169,808	2,536,417

Xcel Energy, Inc.	14,900	703,429

		38,951,693
Gas utilities (4.5%)

Hong Kong & China Gas Co., Ltd. (Hong Kong)	273,700	543,320

Naturgy Energy Group SA (Spain)(S)	54,853	1,497,284

Tokyo Gas Co., Ltd. (Japan)	32,100	788,939

		2,829,543
Independent power and renewable electricity producers (6.4%)

Electric Power Development Co., Ltd. (Japan)	12,700	351,536

NRG Energy, Inc.	57,160	2,137,784

Uniper SE (Germany)	48,615	1,496,343

		3,985,663
Multi-utilities (21.3%)

Ameren Corp.	23,400	1,479,348

CenterPoint Energy, Inc.	11,500	317,975

CMS Energy Corp.	31,800	1,558,200

Dominion Energy, Inc.	46,900	3,296,132

E.ON SE (Germany)	95,684	975,405

ENGIE SA (France)	58,188	855,637

National Grid PLC (United Kingdom)	116,862	1,205,444

Public Service Enterprise Group, Inc.	21,300	1,124,427

SCANA Corp.	3,900	151,671

Sempra Energy(S)	7,237	823,209

Veolia Environnement SA (France)	74,762	1,492,134

		13,279,582
Oil, gas, and consumable fuels (4.1%)

Enterprise Products Partners LP	42,400	1,218,152

Kinder Morgan, Inc.	76,000	1,347,480

		2,565,632
Water utilities (0.1%)

China Water Affairs Group, Ltd. (China)	48,000	53,773

		53,773

Total common stocks (cost $49,376,693)		$61,665,886

SHORT-TERM INVESTMENTS (2.4%)(a)
	Shares	Value

Putnam Cash Collateral Pool, LLC 2.25%(AFF)	764,972	$764,972

Putnam Short Term Investment Fund 2.24%(AFF)	743,049	743,049

Total short-term investments (cost $1,508,021)		$1,508,021

TOTAL INVESTMENTS

Total investments (cost $50,884,714)		$63,173,907

FORWARD CURRENCY CONTRACTS at 9/30/18 (aggregate face value $10,932,653) (Unaudited)

Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)

Bank of America N.A.
	Australian Dollar	Buy	10/17/18	$63,904	$64,693	$(789)
	British Pound	Buy	12/19/18	502,123	499,876	2,247
	Euro	Sell	12/19/18	963,444	965,844	2,400
	Hong Kong Dollar	Buy	11/19/18	207,551	207,343	208
Barclays Bank PLC
	British Pound	Sell	12/19/18	166,807	165,976	(831)
	Euro	Sell	12/19/18	149,355	151,251	1,896
	Hong Kong Dollar	Buy	11/19/18	1,140,043	1,138,764	1,279
Citibank, N.A.
	Australian Dollar	Buy	10/17/18	398,173	403,122	(4,949)
	Canadian Dollar	Buy	10/17/18	258,754	253,610	5,144
	Danish Krone	Buy	12/19/18	462,045	463,660	(1,615)
Goldman Sachs International
	Japanese Yen	Buy	11/19/18	1,319	1,347	(28)
	New Zealand Dollar	Buy	10/17/18	236,526	240,598	(4,072)
HSBC Bank USA, National Association
	Euro	Sell	12/19/18	1,547,657	1,550,178	2,521
JPMorgan Chase Bank N.A.
	British Pound	Sell	12/19/18	209,327	207,413	(1,914)
	Canadian Dollar	Buy	10/17/18	1,362,080	1,333,453	28,627
	Euro	Buy	12/19/18	1,958,324	1,963,744	(5,420)
	Japanese Yen	Buy	11/19/18	158,626	157,669	957
State Street Bank and Trust Co.
	Euro	Sell	12/19/18	561,308	562,888	1,580
UBS AG
	Australian Dollar	Buy	10/17/18	593,719	601,224	(7,505)

Unrealized appreciation						46,859

Unrealized (depreciation)						(27,123)

Total						$19,736
* The exchange currency for all contracts listed is the United States Dollar.

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2018 through September 30, 2018 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $62,447,151.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/17	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 9/30/18

	Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$—	$28,083,669	$27,318,697	$27,331	$764,972
	Putnam Short Term Investment Fund**	2,257,782	11,570,916	13,085,649	15,280	743,049

	Total Short-term investments	$2,257,782	$39,654,585	$40,404,346	$42,611	$1,508,021
	* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
	# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund's agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $764,972, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $760,296.
	** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $12,026 to cover certain derivative contracts.
	DIVERSIFICATION BY COUNTRY ⌂

	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	United States	64.5%
	Spain	7.1
	United Kingdom	6.0
	Japan	4.6
	France	4.1
	Germany	4.0
	Italy	3.3
	Finland	3.0
	Hong Kong	2.8
	Denmark	0.5
	China	0.1

	Total	100.0%
	⌂ Methodology differs from that used for purposes of complying with the fund's policy regarding investments in securities of foreign issuers, as discussed further in the fund's prospectus.

	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund's assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund's portfolio.
	Collateral pledged by the fund is segregated by the fund's custodian and identified in the fund's portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund's net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund's net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty's long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund's counterparties to elect early termination could impact the fund's future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $13,025 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Energy	$2,565,632	$—	$—
Utilities	59,100,254	—	—
Total common stocks	61,665,886	—	—
Short-term investments	743,049	764,972	—

Totals by level	$62,408,935	$764,972	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$19,736	$—

Totals by level	$—	$19,736	$—

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in the Security valuation note above), did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Foreign exchange contracts	$46,859	$27,123

Total	$46,859	$27,123

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)		$16,800,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 28, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer Date: November 28, 2018